UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 15, 2026

PLYMOUTH INDUSTRIAL REIT, INC.

(Exact Name of Registrant as Specified in Its Charter)

maryland	001-38106	27-5466153
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20 Custom House Street, 11th Floor

Boston, MA 02110

(Address of Principal Executive Offices) (Zip Code)

(617) 340-3814

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	PLYM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

As previously disclosed, on October 24, 2025, Plymouth Industrial REIT, Inc. (the “Company”) entered into an Agreement and Plan of Merger (as it may be amended, modified or supplemented from time to time, the “Merger Agreement”) with Plymouth Industrial OP, LP, a Delaware limited partnership (the “Operating Partnership”), PIR Ventures LP, a Delaware limited partnership (“Parent”), PIR Industrial REIT LLC, a Delaware limited liability company and a wholly-owned subsidiary of Parent (“REIT Merger Sub”), and PIR Industrial OP LLC, a Delaware limited liability company and a wholly-owned subsidiary of REIT Merger Sub (“OP Merger Sub”). The Merger Agreement provides, among other things, and subject to the terms and conditions set forth therein and in accordance with Maryland General Corporation Law, the Delaware Limited Liability Company Act, and the Delaware Revised Uniform Limited Partnership Act, as applicable, (i) that the Company will be merged with and into REIT Merger Sub, with REIT Merger Sub surviving as a wholly owned subsidiary of Parent (the “REIT Merger”) and (ii) that, immediately prior to the consummation of the REIT Merger, the Operating Partnership will be merged with and into OP Merger Sub, with OP Merger Sub surviving as a wholly owned subsidiary of REIT Merger Sub (the “Partnership Merger” and, together with the REIT Merger, the “Mergers”). On December 8, 2025, the Company filed with the Securities and Exchange Commission (the “SEC”) a preliminary proxy statement (the “Preliminary Proxy Statement”), and on December 18, 2025, the Company filed with the SEC a definitive proxy statement (the “Definitive Proxy Statement”), in each case with respect to the special meeting of the Company’s stockholders in connection with the Mergers scheduled to be held virtually on January 22, 2026 at 10:00 a.m. Eastern Time (the “Special Meeting”). The Definitive Proxy Statement was subsequently supplemented by the Current Report on Form 8-K filed with the SEC on January 12, 2026.

On January 9, 2026, in connection with the Mergers, Redimere Advisors LLC (“Redimere”), filed a complaint in the Superior Court of the Commonwealth of Massachusetts against the Company, and named Parent, REIT Merger Sub, OP Merger Sub, and the Parent’s sponsors as reach-and-apply-defendants (the “Complaint”). The Complaint alleges, among other things, that the Company is in breach of that certain engagement letter, dated November 28, 2022, by and between the Company and Redimere. In connection therewith, also on January 9, 2026, Redimere filed in the Superior Court of the Commonwealth of Massachusetts an emergency motion seeking, among other things, to temporarily enjoin the Company from selling, alienating, assigning, pledging, encumbering, or otherwise transferring its interest in the Merger Agreement (but not consummation of the transactions contemplated by the Merger Agreement); temporarily enjoin the reach-and-apply defendants from paying or providing $60 million otherwise due under the Merger Agreement to the Company or its stockholders; and require the reach-and-apply defendants to direct those funds to a third‑party independent trustee until the conclusion of any litigation in connection with the Complaint (the “Motion”). Redimere also requested a hearing on the Motion (the “Hearing Request”). On January 12, 2026, the Superior Court of the Commonwealth of Massachusetts granted the Hearing Request. The hearing is scheduled for January 20, 2026. On January 13, 2026, Redimere specifically represented to the Court that it is not seeking to enjoin the transactions contemplated by the Merger Agreement. The Company believes the claims made in the Complaint and the Motion are without merit and intends to vigorously defend against them.

How to Find Further Information

This communication does not constitute a solicitation of any vote or approval in connection with the proposed acquisition of the Company. In connection with the proposed Mergers, the Special Meeting of the Company’s stockholders will be held on January 22, 2026, at 10:00 a.m. Eastern Time, at which Special Meeting the Company’s stockholders will be asked to consider and vote on, among other things, a proposal to approve the proposed REIT Merger and the other transactions contemplated by the Merger Agreement. On December 18, 2025, the Company filed with the SEC the Definitive Proxy Statement, and the Company has filed other relevant documents with the SEC in connection with the Special Meeting. The Definitive Proxy Statement was first mailed to the Company’s stockholders on or around December 18, 2025, and contains important information about the proposed Mergers and related matters. This communication is not a substitute for the Definitive Proxy Statement or any other document that the Company may file with the SEC or send to its stockholders in connection with the Mergers. BEFORE MAKING ANY VOTING DECISION, WE URGE STOCKHOLDERS TO READ THE DEFINITIVE PROXY STATEMENT (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY

AND THE PROPOSED MERGERS. The proposals for consideration by the Company’s stockholders regarding the REIT Merger will be made solely through the Definitive Proxy Statement. In addition, a copy of the Definitive Proxy Statement (when it becomes available) may be obtained free of charge by directing a request to Plymouth Industrial REIT, Inc., 20 Custom House Street, 11th Floor, Boston, Massachusetts 02110, Attention: Anne A. Hayward, Corporate Secretary. Security holders also will be able to obtain, free of charge, copies of the Definitive Proxy Statement and any other documents filed by the Company with the SEC in connection with the Mergers at the SEC’s website at http://www.sec.gov, and at the Company’s website at plymouthreit.com.

Participants in the Solicitation

The directors, executive officers and certain other members of management and employees of the Company may be deemed “participants” in the solicitation of proxies in connection with the approval of the proposed transactions. Information regarding the Company’s directors and officers and their respective interests in the Company by security holdings or otherwise is available in the Company’s filings with the SEC, including in the Definitive Proxy Statement under the heading “Security Ownership of Certain Beneficial Owners and Management.” To the extent the holdings of the Company’s securities have changed since the filing of the Definitive Proxy Statement, such changes have been or will be reflected in subsequent statements of changes in beneficial ownership on file with the SEC. Additional information regarding the interests of such potential participants is or will be included in the proxy statement and other relevant materials to be filed with the SEC, when they become available, including in connection with the solicitation of proxies to approve the Mergers. The Definitive Proxy Statement documents may be obtained free of charge from the SEC’s website at www.sec.gov and the Company’s website at plymouthreit.com.

Forward Looking Statements

This communication includes forward-looking statements. These forward-looking statements generally can be identified by phrases such as “anticipate,” “believe,” “expect,” “estimate” “plan,” “outlook,” and “project” or other words or phrase of similar import. These statements are based on current expectations, estimates and projections about the industry, markets in which the Company operates, management’s beliefs, assumptions made by management and the transactions described in this communication. While the Company’s management believes the assumptions underlying the forward-looking statements and information are reasonable, such information is necessarily subject to uncertainties and may involve certain risks, many of which are difficult to predict and are beyond management’s control. These risks include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; (2) the nature, cost and outcome of any litigation and other legal proceedings, including any such proceedings related to the Mergers that may be instituted against the parties and others following announcement of the Merger Agreement; (3) the inability to consummate the transaction within the anticipated time period, or at all, due to any reason, including the failure to obtain the requisite stockholder approval and adoption, failure to obtain required regulatory approval or the failure to satisfy other conditions to completion of the transaction; (4) risks that the proposed transaction disrupts current plans and operations of the Company or diverts management’s attention from its ongoing business; (5) the ability to recognize the anticipated benefits of the transaction; (6) the amount of the costs, fees, expenses and charges related to the transaction; (7) the risk that the Merger Agreement may be terminated in circumstances requiring the Company to pay a termination fee; (8) the effect of the announcement of the Mergers on the ability of the Company to retain and hire key personnel and maintain relationships with its tenants, suppliers and others with whom it does business; (9) the effect of the announcement of the Mergers on the Company’s operating results and business generally; (10) the risk that the Company’s stock price may decline significantly if the Mergers are not consummated; and (11) the other risks and important factors contained and identified in the Company’s filings with the SEC, such as the Definitive Proxy Statement, the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, as well as the Company’s subsequent reports on Form 10-K, Form 10-Q or Form 8-K filed from time to time, any of which could cause actual results to differ materially from the forward-looking statements in this communication.

There can be no assurance that the Mergers will in fact be consummated. We caution investors not to unduly rely on any forward-looking statements. The forward-looking statements speak only as of the date on which the statements are made. The Company does not undertake any obligation to publicly update or review any forward-looking statement except as required by law, whether as a result of new information, future developments or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLYMOUTH INDUSTRIAL REIT, INC.

Date: January 15, 2026	By:	/s/ Jeffrey E. Witherell
Jeffrey E. Witherell
Chief Executive Officer